STNG/ SCM-SSM Master Agreement
Exhibit 4.3(c)
THIS DEED OF AMENDMENT (THE “DEED OF AMENDMENT”) AMENDS THE MASTER AGREEMENT WITH AN EFFECTIVE DATE AS OF 29 SEPTEMBER 2016 AS AMENDED BY AN AMENDMENT DATED AS OF 1 JANUARY 2018 (THE “MASTER AGREEMENT”)

This Deed of Amendment to the Master Agreement is effective as of 1 January 2024 (the “Amendment Date”)

BETWEEN:

(1)SCORPIO TANKERS INC., a company incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (“STNG”) on its own account and as agent for and on behalf of each of its existing wholly owned subsidiaries (as set out in Schedule 1) (the “SPVs”) and certain of its future wholly-owned subsidiaries (the “Future SPVs”) (the SPVs and Future SPVs jointly referred to as the “STNG SPVs”);

(2)SCORPIO COMMERCIAL MANAGEMENT S.A.M., a company incorporated under the laws of Monaco and having its registered office at L’Exotique, 99 Boulevard du Jardin Exotique, Monaco 98000 (“SCM”); and

(3)SCORPIO SHIP MANAGEMENT S.A.M., a company incorporated under the laws of Monaco and having its registered office at L’Exotique, 99 Boulevard du Jardin Exotique, Monaco 98000 (“SSM”);

(each a “Party” and together the “Parties”).

WHEREAS:
(1) The Master Agreement governs the terms upon which SSM and SCM provide technical and commercial services (respectively) to the STNG SPVs. Pursuant to the terms of the Master Agreement the Vessels (as therein defined) are managed pursuant to standard technical management terms (the “Technical Management Terms”) and/or standard commercial management terms (the “Commercial Management Terms”), which are set forth in the Master Agreement, each as amended and supplemented by the applicable confirmation a form of which is included in a schedule of the Master Agreement (as applicable the “Confirmation”, and the Confirmation together with the Technical Management Terms being hereinafter the “Technical Management Agreement” and the Confirmation together with the Commercial Management Terms being hereinafter the “Commercial Management Agreement”); and
(2) the Parties have agreed to make a change to the fees set out in the Technical Management Agreement and Commercial Management Agreement as set forth in this Deed of Amendment.
NOW THEREFORE in consideration of the mutual covenants contained in this Deed of Amendment, the Parties agree as follows:
1.For technical management the Management Fee of $175,000 annual as set out in the Technical Management Terms in Part IV Fee Schedule shall be deleted and replaced by $187,500 (the “New TMA Fee”).

STNG/ SCM-SSM Master Agreement
2.For commercial management the flat daily management fee for commercial management which is set out in the Confirmation shall be increased by USD35 per day (the “CMA Fee Increase”).
3.The Management Fee in each Technical Management Agreement relating to the STNG SPVs that currently own and/or bareboat charter vessels as listed in Schedule 2 – Owned /Bareboat Chartered Vessels (the “Owned Vessel Technical Management Agreements”) will be deleted and replaced by the New TMA Fee and an addendum to each Owned Vessel Technical Management Agreement confirming that change shall be issued in the form attached hereto as Schedule 3.
4.The Management Fee in each Commercial Management Agreement relating to the STNG SPVs that currently own and/or bareboat charter vessels listed in Schedule 2 – Owned /Bareboat Chartered Vessels (the “Owned Vessel Commercial Management Agreements”) will also be restated so that it is increased by the CMA Fee Increase and an addendum to each Owned Vessel Commercial Management Agreement confirming that change shall be issued in the form attached hereto as Schedule 4.
5.STNG, in its capacity as guarantor, hereby confirms that any existing guarantees issued pursuant to the Original Master remain in full force and effect notwithstanding this Deed of Amendment.
6.This Deed of Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.This Deed of Amendment shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Deed of Amendment shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Terms current at the time when the arbitration proceedings are commenced.

8.No provision of this Deed of Amendment shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Deed of Amendment.

STNG/ SCM-SSM Master Agreement
IN WITNESS WHEREOF this Deed of Amendment has been duly executed as a deed and delivered with effect from 21 March 2024.

Executed as a deed by	Christopher Avella)
For and on behalf of	/s/ Christopher Avella)
Scorpio Tankers Inc.	)

in the presence of	Shanaz Sattaur)
Signature of Witness	/s/ Shanaz Sattaur)
Name, address and occupation of witness	Personal Assistant)
150 E. 58th Street
New York, NY 10155

Executed as a deed by	Christopher Avella)
For and on behalf of	/s/ Christopher Avella)
Scorpio Tankers Inc.
As agent for and on behalf of each of the STNG SPVs:	)

in the presence of	Shanaz Sattaur)
Signature of Witness	/s/ Shanaz Sattaur)
Name, address and occupation of witness	Personal Assistant)
150 E. 58th Street
New York, NY 10155

Executed as a deed by	/s/ Filippo Lauro)
For and on behalf of	)
Scorpio Commercial Management S.A.M.:	)

in the presence of	Claudia Prioglio)
Signature of Witness	/s/ Claudia Prioglio)
Name, address and occupation of witness	)
99 Boulevard du Jardin Exotique
MC 98000 Monaco

Executed as a deed by	Francesco Bellusci)
For and on behalf of	/s/ Francesco Bellusci)
Scorpio Ship Management S.A.M.:	)

in the presence of	Alison Goldmann
Signature of Witness	/s/ Alison Goldmann)
Name, address and occupation of witness	Legal Administrator)
99 Boulevard du Jardin Exotique
MC 98000 Monaco

STNG/ SCM-SSM Master Agreement
Schedule 1

1.	Blacksburg Chartering Limited
2.	Columbine Chartering Limited
3.	Sandy Hook Chartering Limited
4.	STI Acton Shipping Company Limited
5.	STI Alexis Shipping Company Limited
6.	STI Amber Shipping Company Limited
7.	STI Aqua Shipping Company Limited
8.	STI Battersea Shipping Company Limited
9.	STI Battery Shipping Company Limited
10.	STI Benicia Shipping Company Limited
11.	STI Beryl Shipping Company Limited
12.	STI Black Hawk Shipping Company Limited
13.	STI Bosphorus Shipping Company Limited (formerly STI Taksim Shipping Company Limited)
14.	STI Brixton Shipping Company Limited
15.	STI Broadway Shipping Company Limited
16.	STI Bronx Shipping Company Limited
17.	STI Brooklyn Shipping Company Limited
18.	STI Camden Shipping Company Limited
19.	STI Carnaby Shipping Company Limited
20.	STI Chartering and Trading Ltd
21.	STI Clapham Shipping Company Limited
22.	STI Comandante Shipping Company Limited
23.	STI Condotti Shipping Company Limited
24.	STI Connaught Shipping Company Limited
25.	STI Dama Shipping Company Limited
26.	STI Donald C Trauscht Shipping Company Limited (formerly STI Jurere Shipping Company Limited)
27.	STI Duchessa Shipping Company Limited
28.	STI Elysees Shipping Company Limited
29.	STI Esles II Shipping Company Limited
30.	STI Exceed Shipping Company Limited (formerly Navig8 Product Tankers 22 Inc)
31.	STI Excel Shipping Company Limited (formerly Navig8 Product Tankers 19 Inc)
32.	STI Excellence Shipping Company Limited (formerly Navig8 Product Tankers 26 Inc)
33.	STI Excelsior Shipping Company Limited (formerly Navig8 Product Tankers 20 Inc)
34.	STI Executive Shipping Company Limited (formerly Navig8 Product Tankers 24 Inc)
35.	STI Expedite Shipping Company Limited (formerly Navig8 Product Tankers 21 Inc)
36.	STI Experience Shipping Company Limited (formerly Navig8 Product Tankers 23 Inc)
37.	STI Express Shipping Company Limited (formerly Navig8 Product Tankers 25 Inc)
38.	STI Finchley Shipping Company Limited
39.	STI Fontvieille Shipping Company Limited
40.	STI Fulham Shipping Company Limited
41.	STI Galata Shipping Company Limited

STNG/ SCM-SSM Master Agreement

42.	STI Galata Chartering Limited
43.	STI Gallantry Shipping Company Limited
44.	STI Garnet Shipping Company Limited
45.	STI Gauntlet Shipping Company Limited (formerly Navig8 Product Tankers 12 Inc)
46.	STI Gladiator Shipping Company Limited (formerly Navig8 Product Tankers 13 Inc)
47.	STI Goal Shipping Company Limited (formerly Navig8 Product Tankers 11 Inc)
48.	STI Grace Shipping Company Limited (formerly SBI Macanudo Shipping Company Limited)
49.	STI Gramercy Shipping Company Limited
50.	STI Gratitude Shipping Company Limited
51.	STI Guard Shipping Company Limited
52.	STI Guide Shipping Company Limited
53.	STI Hackney Shipping Company Limited
54.	STI Hammersmith Shipping Company Limited
55.	STI Jardins Shipping Company Limited
56.	STI Jermyn Shipping Company Limited (formerly SBI Cuaba Shipping Company Limited)
57.	STI Kingsway Shipping Company Limited
58.	STI La Boca Shipping Company Limited
59.	STI La Boca Chartering Limited
60.	STI Larvotto Shipping Company Limited
61.	STI Lauren Shipping Company Limited
62.	STI Lavender Shipping Company Limited
63.	STI Le Rocher Shipping Company Limited
64.	STI Leblon Shipping Company Limited
65.	STI Lexington Shipping Company Limited
66.	STI Lily Shipping Company Limited
67.	STI Lobelia Shipping Company Limited
68.	STI Lombard Shipping Company Limited
69.	STI Lotus Shipping Company Limited
70.	STI Madison Shipping Company Limited
71.	STI Maestro Shipping Company Limited
72.	STI Magic Shipping Company Limited
73.	STI Magister Shipping Company Limited
74.	STI Magnetic Shipping Company Limited
75.	STI Manhattan Shipping Company Limited
76.	STI Marshall Shipping Company Limited
77.	STI Marvel Shipping Company Limited
78.	STI Maverick Shipping Company Limited
79.	STI Maximus Shipping Company Limited
80.	STI Mayfair Shipping Company Limited
81.	STI Memphis Shipping Company Limited
82.	STI Meraux Shipping Company Limited
83.	STI Mighty Shipping Company Limited
84.	STI Millennia Shipping Company Limited

STNG/ SCM-SSM Master Agreement

85.	STI Milwaukee Shipping Company Limited
86.	STI Miracle Shipping Company Limited
87.	STI Modest Shipping Company Limited
88.	STI Mystery Shipping Company Limited
89.	STI Mythic Shipping Company Limited
90.	STI Nautilus Shipping Company Limited (formerly Navig8 Product Tankers 5 Inc)
91.	STI Notting Hill Shipping Company Limited
92.	STI Onyx Shipping Company Limited
93.	STI Opera Shipping Company Limited
94.	STI Orchard Shipping Company Limited
95.	STI Osceola Shipping Company Limited
96.	STI Oxford Shipping Company Limited
97.	STI Park Shipping Company Limited
98.	STI Pimlico Shipping Company Limited
99.	STI Pontiac Shipping Company Limited
100.	STI Poplar Shipping Company Limited
101.	STI Precision Shipping Company Limited (formerly Navig8 Product Tankers 29 Inc)
102.	STI Prestige Shipping Company Limited (formerly Navig8 Product Tankers 30 Inc)
103.	STI Pride Shipping Company Limited (formerly Navig8 Product Tankers 27 Inc)
104.	STI Providence Shipping Company Limited (formerly Navig8 Product Tankers 28 Inc)
105.	STI Queens Shipping Company Limited
106.	STI Rambla Shipping Company Limited (formerly SBI Tuscamina Shipping Company Limited)
107.	STI Regina Shipping Company Limited
108.	STI Rose Shipping Company Limited
109.	STI Rotherhithe Shipping Company Limited
110.	STI Ruby Shipping Company Limited
111.	STI San Antonio Shipping Company Limited
112.	STI San Telmo Shipping Company Limited
113.	STI Sanctity Shipping Company Limited (formerly Navig8 Product Tankers 16 Inc)
114.	STI Savile Row Shipping Company Limited
115.	STI Selatar Shipping Company Limited (formerly SBI Parejo Shipping Company Limited)
116.	STI Seneca Shipping Company Limited
117.	STI Sloane Shipping Company Limited
118.	STI Soho Shipping Company Limited
119.	STI Solace Shipping Company Limited (formerly Navig8 Product Tankers 4 Inc)
120.	STI Solidarity Shipping Company Limited (formerly Navig8 Product Tankers 3 Inc)
121.	STI Spiga Shipping Company Limited
122.	STI St. Charles Shipping Company Limited
123.	STI Stability Shipping Company Limited (formerly Navig8 Product Tankers 7 Inc)
124.	STI Steadfast Shipping Company Limited (formerly Navig8 Product Tankers 17 Inc)
125.	STI Supreme Shipping Company Limited
126.	STI Symphony Shipping Company Limited (formerly Navig8 Product Tankers 15 Inc)
127.	STI Texas City Shipping Company Limited

STNG/ SCM-SSM Master Agreement

128.	STI Topaz Shipping Company Limited
129.	STI Tribeca Shipping Company Limited
130.	STI Venere Shipping Company Limited
131.	STI Veneto Shipping Company Limited
132.	STI Ville Shipping Company Limited
133.	STI Virtus Shipping Company Limited
134.	STI Wembley Shipping Company Limited
135.	STI Westminster Shipping Company Limited
136.	STI Winnie Shipping Company Limited
137.	STI Yorkville Shipping Company Limited
138.	STNGR Singapore Pte. Ltd.

STNG/ SCM-SSM Master Agreement
Schedule 2
Confirmations

Owned/Bareboat Chartered Vessels

	Vessel name	Date of Confirmation
1.	STI ACTON	25 August 2014
2.	STI ALEXIS	15 January 2015
3.	STI AQUA	2 July 2014
4.	STI BATTERSEA	13 October 2014
5.	STI BATTERY	11 November 2014
6.	STI BERYL	24 January 2013
7.	STI BLACK HAWK	10 August 2015
8.	STI BOSPHORUS	27 February 2017
9.	STI BRIXTON	11 June 2014
10.	STI BROADWAY	4 November 2014
11.	STI BRONX	15 January 2015
12.	STI BROOKLYN	8 June 2015
13.	STI CAMDEN	15 September 2014
14.	STI CLAPHAM	11 November 2014
15.	STI COMANDANTE	22 May 2014
16.	STI CONDOTTI	11 November 2014
17.	STI CONNAUGHT	9 March 2015
18.	STI DAMA	2 July 2014
19.	STI DONALD C TRAUSCHT	27 February 2017
20.	STI DUCHESSA	24 January 2013
21.	STI ELYSEES	2 July 2014
22.	STI ESLES II	27 February 2017
23.	STI FINCHLEY	11 November 2014
24.	STI FULHAM	15 September 2014
25.	STI GALATA	27 February 2017
26.	STI GALLANTRY (previously known as NAVIG8 GALLANTRY)	1 September 2017
27.	STI GARNET	24 January 2013
28.	STI GAUNTLET	1 September 2017
29.	STI GLADIATOR	1 September 2017
30.	STI GOAL	1 September 2017
31.	STI GRACE	1 March 2016
32.	STI GRAMERCY	6 January 2015
33.	STI GRATITUDE	1 September 2017
34.	STI GUARD	1 September 2017
35.	STI GUIDE	1 September 2017
36.	STI HACKNEY	2 July 2014
37.	STI HAMMERSMITH	21 November 2014
38.	STI JARDINS	27 February 2017

STNG/ SCM-SSM Master Agreement

	Vessel name	Date of Confirmation
39.	STI JERMYN	25 April 2016
40.	STI KINGSWAY	28 July 2015
41.	STI LA BOCA	27 February 2017
42.	STI LARVOTTO	17 June 2013
43.	STI LAUREN	9 March 2015
44.	STI LAVENDER	15 May 2023
45.	STI LE ROCHER	17 June 2013
46.	STI LEBLON	27 February 2017
47.	STI LILY	16 October 2023
48.	STI LOBELIA	15 June 2023
49.	STI LOMBARD	6 April 2016
50.	STI LOTUS	16 October 2023
51.	STI MADISON	25 August 2014
52.	STI MAESTRO	17 July 2023
53.	STI MAGIC	15 June 2023
54.	STI MAGISTER	15 June 2023
55.	STI MAGNETIC	15 May 2023
56.	STI MANHATTAN	9 March 2015
57.	STI MARSHALL	15 May 2023
58.	STI MARVEL	15 June 2023
59.	STI MAVERICK	17 July 2023
60.	STI MAXIMUS	16 October 23
61.	STI MAYFAIR	3 September 2014
62.	STI MEMPHIS	11 December 2015
63.	STI MERAUX	30 April 2014
64.	STI MIGHTY	17 July 2023
65.	STI MILLENNIA	17 July 2023
66.	STI MILWAUKEE	4 November 2014
67.	STI MIRACLE	17 July 2023
68.	STI MODEST	17 July 2023
69.	STI MYSTERY	15 June 2023
70.	STI MYTHIC	15 June 2023
71.	STI NOTTING HILL	9 March 2015
72.	STI ONYX	24 January 2013
73.	STI OPERA	24 January 2013
74.	STI ORCHARD	25 August 2014
75.	STI OSCEOLA	9 March 2015
76.	STI OXFORD	22 January 2015
77.	STI PARK	15 September 2014
78.	STI PIMLICO	2 July 2014
79.	STI PONTIAC	9 March 2015
80.	STI POPLAR	11 November 2014
81.	STI QUEENS	9 March 2015

STNG/ SCM-SSM Master Agreement

	Vessel name	Date of Confirmation
82.	STI RAMBLA	6 March 2017
83.	STI REGINA	25 August 2014
84.	STI ROSE	16 December 2014
85.	STI ROTHERHITHE	16 December 2014
86.	STI RUBY	24 January 2013
87.	STI SAN ANTONIO	22 May 2014
88.	STI SAN TELMO	27 February 2017
89.	STI SANCTITY	3 September 2017
90.	STI SELATAR	16 August 2016
91.	STI SENECA	20 May 2015
92.	STI SLOANE	13 October 2014
93.	STI SOHO	21 November 2014
94.	STI SOLACE	1 September 2017
95.	STI SOLIDARITY	1 September 2017
96.	STI SPIGA	20 May 2015
97.	STI ST CHARLES	15 September 2014
98.	STI STABILITY	1 September 2017
99.	STI STEADFAST	1 September 2017
100.	STI SUPREME (previously known as NAVIG8 SUPREME)	1 September 2017
101.	STI SYMPHONY (previously known as NAVIG8 SYMPHONY)	1 September 2017
102.	STI TEXAS CITY	19 March 2014
103.	STI TOPAZ	24 January 2013
104.	STI TRIBECA	21 November 2014
105.	STI VENERE	11 June 2014
106.	STI VENETO	15 January 2015
107.	STI VIRTUS	11 June 2014
108.	STI WEMBLEY	13 October 2014
109.	STI WESTMINSTER	8 June 2015
110.	STI WINNIE	9 March 2015
111.	STI YORKVILLE	13 October 2014

STNG/ SCM-SSM Master Agreement
Schedule 3 Form of deed of addendum to each of the Owned Vessel Technical Management Agreements

This Deed of Addendum number [one/two/three/four] to the TMA (the “Addendum”) is effective as of 1 January 2024

BETWEEN:

(i)    SCORPIO SHIP MANAGEMENT S.A.M., a company incorporated under the laws of Monaco and having its registered office at L’Exotique, 99 Boulevard du Jardin Exotique, Monaco 98000 (“SSM”);

(ii)    [*], a company incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (“STNG SPV”); and

(iii)    SCORPIO TANKERS INC., a company incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (“STNG”);

(each a “Party” and together the “Parties”).

WHEREAS:
(1)SSM and the STNG SPV have previously entered into a standard form technical management agreement (the “TMA”) including the confirmation dated [*] (the “Confirmation”) and an addendum number [one [dated] /and two [dated] / three [dated] / four [dated]] pursuant to the terms of the amended and restated master agreement with an effective date as of 1 January 2018 (together, the “Master Agreement”); and
(2)The Parties have amended the terms of the Master Agreement pursuant to a deed of amendment effective as of 1 January 2024 (the “Amended Master”) and part of the management fee for the technical management. This Addendum confirms the changes effective to the terms of the TMA.
NOW THEREFORE in consideration of mutual covenants contained herein and the payment of $1 by each Party to the other, the receipt and sufficiency of which is acknowledged by each IT IS AGREED as follows:
(a)With effect from 1 January 2024, the annual Management Fee of $175,000 as set out in the Technical Management Terms in Part IV Fee Schedule shall be deleted and replaced by $187,500.
(b)STNG confirms its guarantee of the performance of the STNG SPV remains in full force and effect notwithstanding this Addendum.
(c)This Addendum may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
(d)The law and dispute resolution clause at clause 20 of the TMA shall apply to this Addendum mutatis mutandis.
(e)No provision of this Addendum shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Addendum.

STNG/ SCM-SSM Master Agreement
IN WITNESS WHEREOF this Addendum has been duly executed as a deed and delivered with effect from 2024.

Executed as a deed by	Francesco Bellusci)
For and on behalf of	)
Scorpio Ship Management S.A.M.:	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)

Executed as a deed by	)
For and on behalf of	)
[STNG SPV]:	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)

Executed as a deed by	)
For and on behalf of	)
Scorpio Tankers Inc.	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)

STNG/ SCM-SSM Master Agreement
Schedule 4 Form of deed of addendum to each of the Owned Vessel Commercial Management Agreements

This Deed of Addendum number [one/two/three/four] to the TMA (the “Addendum”) is effective as of 1 January 2024

BETWEEN:

(i)    SCORPIO COMMERICAL MANAGEMENT S.A.M., a company incorporated under the laws of Monaco and having its registered office at L’Exotique, 99 Boulevard du Jardin Exotique, Monaco 98000 (“SCM”);

(ii)    [*], a company incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (“STNG SPV”); and

(iii)    SCORPIO TANKERS INC., a company incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (“STNG”);

(each a “Party” and together the “Parties”).

WHEREAS:
(1)SCM and the STNG SPV have previously entered into a standard form commercial management agreement (the “CMA”) including the confirmation dated [*] (the “Confirmation”) and an addendum number [one [dated] /and two [dated] / three [dated]/ four [dated]] pursuant to the terms of the amended and restated master agreement with an effective date as of 29 September 2016 as amended by an amendment dated 1 January 2018 (together, the “Master Agreement”); and
(2)The Parties have amended the terms of the Master Agreement pursuant to a deed of amendment effective as of 1 January 2024 (the “Amended Master”) and part of the fee for commercial management. This Addendum confirms the changes effective to the terms of the CMA.
NOW THEREFORE in consideration of mutual covenants contained herein and the payment of $1 by each Party to the other, the receipt and sufficiency of which is acknowledged by each IT IS AGREED as follows:
(a)With effect from 1 January 2024, the flat daily management fee for commercial management which is set out in the Confirmation shall be restated and increased by USD35 per day.
(b)STNG confirms its guarantee of the performance of the STNG SPV remains in full force and effect notwithstanding this Addendum.
(c)This Addendum may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
(d)The law and dispute resolution clause at clause 23 of the CMA shall apply to this Addendum mutatis mutandis.

STNG/ SCM-SSM Master Agreement
(e)No provision of this Addendum shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Addendum.
IN WITNESS WHEREOF this Addendum has been duly executed as a deed and delivered with effect from 2024.

Executed as a deed by	)
For and on behalf of	)
[STNG SPV]:	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)

Executed as a deed by	)
For and on behalf of	)
Scorpio Tankers Inc.	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)

Executed as a deed by	)
For and on behalf of	)
Scorpio Commercial Management S.A.M.:	)

in the presence of	)
Signature of Witness	)
Name, address and occupation of witness	)